                                                                    EXHIBIT 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                                        TO THE HOLDERS OF:
BANK OF                                       CORPORATE BOND-BACKED CERTIFICATES
     NEW                                      Series 1998-ADM-1
  YORK                                        Class A-1 Certificates
                                              CUSIP NUMBER: 21987HAS4

In accordance with the Standard Terms, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                                   DECEMBER 15, 2005

INTEREST ACCOUNT
Balance as of          JUNE 15, 2005                                                                                           $0.00
      Schedule Income received on securities......................................................                     $1,259,572.00
      Unscheduled Income received on securities................................................                                $0.00
      Interest Received on sale of Securties..............................................                                     $0.00
LESS:
      Distribution to Class A-1 Holders.......................................................$1,256,572.00
      Trustee Fees................................................................................$2,250.00
      Fees allocated for third party expenses............................                           $750.00
Balance as of          December 15, 2005                                                           Subtotal                    $0.00


PRINCIPAL ACCOUNT
Balance as of          June 15, 2005                                                                                           $0.00
      Scheduled Principal payment received on securities....................................                           $1,026,110.00
      Principal received on sale of securities.............................                                                    $0.00
LESS:
      Distribution to Class A-1 Holders.......................................................$1,026,110.00
                                                                                                   Subtotal            $1,026,110.00
Balance as of          December 15, 2005                                                            Balance                    $0.00

               UNDERLYING SECURITIES HELD AS OF: December 15, 2005
                          $65,775,000 6.95% Debentures
                               due 2097 issued by
                         Archer-Daniels-Midland Company
                             CUSIP NUMBER: 039483AP7